EXHIBIT 32.3

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO RULE 13a-14(b) UNDER SECURITIES EXCHANGE ACT OF 1934 AND
SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF UNITED STATES CODE

In connection with the annual report on Form 10-K of Verso Paper Holdings LLC (the “Company”) for the year ended December 31, 2012, as filed with the Securities Exchange Commission (the “SEC”) on the date hereof  (the “Report”), I, David J. Paterson, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 7, 2013

/s/ David J. Paterson
David J. Paterson President and Chief Executive Officer

A signed original of this statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.